UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2015

Civista Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 28, 2015, management of Civista Bancshares, Inc. (“Civista”), including the Dennis G. Shaffer, Executive Vice President and Richard J. Dutton, Senior Vice President, presented at the 2015 KBW Community Bank Investor Conference in New York, New York. A copy of the investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits 99.1 Investor presentation

Safe Harbor Statement

This Current Report on Form 8-K and the investor presentation included as Exhibit 99.1 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and may include discussions of the strategic plans and objectives or anticipated future performance and events of Civista.

Civista encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.1 hereto should be read in conjunction with Civista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“Civista’s 2014 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov) or at Civista’s website (www.civb.com).

Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Civista’ 2014 Form 10-K filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.1 hereto. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Civista’s business and operations. Civista disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: July 28, 2015	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President and Controller